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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Filed pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  November 1, 2002
                                                   ----------------


                           BIOVEST INTERNATIONAL, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
               -------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-11480                                    41-1412084
------------------------            --------------------------------------
(Commission File Number)            (I.R.S. Employer Identification Number)

                                540 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632
           ----------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                  201-816-8900
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


             8500 Evergreen Boulevard, Minneapolis, Minnesota 55433
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS
--------------------

On June 1, 2002 the Registrant entered into employment agreements with six individuals. The general terms of the agreements were disclosed in the Registrant's quarterly report for the period ended June 30, 2002, filed on August 19, 2002.

Subsequent to the execution of these agreements it was discovered that certain contract provisions were not in the best interests of the Registrant. The Registrant has agreed individually with each of the six employees to void their respective employment agreements. The Registrant plans to open negotiations with the employees effected by this action in the near future.


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SIGNATURES
----------


In accordance with the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                BIOVEST INTERNATIONAL, INC.
                                ---------------------------
                                (Registrant)



Date:   November 1, 2002        /s/ Thomas Belleau
        ----------------        -------------------
                                Thomas Belleau
                                Chief Financial Officer